Exhibit 10.1

Confidential Portions Redacted and Filed with the Commission pursuant to 17 CFR 200.83.

“~~~” Symbolizes Language Omitted Pursuant to an Application For Confidential Treatment.

EXXONMOBIL OIL CORPORATION — CRUDE CONTRACT

AGREEMENT			TODAY’S
DATE:	08/19/2009		DATE:	10/05/2010

TO:	BERRY PETROLEUM CO	FROM:	EXXONMOBIL OIL CORPORATION
	RON CROSS (303.999.4141)		~~~
	3039994141 (FAX)			~~~ (FAX)

THIS FORMALIZES OUR AGREEMENT TO AMEND THE REFERENCED AGREEMENT, WHICH HAD AN EFFECTIVE DATE OF 08/19/2009 ENTERED INTO BETWEEN EXXONMOBIL OIL CORPORATION, HEREINAFTER KNOWN AS “EXXONMOBIL”, AND BERRY PETROLEUM CO (HEREINAFTER CALLED “CUSTOMER”), AS SUCH AGREEMENT MAY HAVE BEEN AMENDED THEREAFTER FROM TIME TO TIME.

EXXONMOBIL
CONTRACT:	BRRY1403TE	CUSTOMER
	7017521	CONTRACT:

AMENDMENT INTENT:

PER BERRY PETROLEUM’S REQUEST, BELOW DATE OF AMENDMENT ON CONTRACT IS BEING CHANGED TO 9/29/10 TO COINCIDE WITH DATE THAT BERRY RECEIVED FORMAL BOARD APPROVAL.

PLEASE NOTE, HOWEVER, THAT DUE TO A RECENT SYSTEM-WIDE SAP ISSUE, EXXONMOBIL’S EXECUTED DATE OF APPROVAL WILL APPEAR PAST 09/29/10.

************

************

AMENDMENT:     09/29/10

INITIAL TERMS ARE EXTENDED THROUGH 11/30/2010.

NEW PRICING TERMS WILL BE EFFECTIVE DATE OF 12/01/2010 THRU NOVEMBER 30, 2011 AND 90-DAY EVERGREEN THEREAFTER. ALL OTHER TERMS AND CONDITIONS REMAIN IN FULL FORCE AND EFFECT.

APPROVED BY ~~~.

************

************

************

CHANGING DELIVERY/LOCATION VERBAGE OF CONTRACT TO READ AS FOLLOWS:

A.	SECTION 1:	“INTO EXXONMOBIL SJV PIPELINE VIA EXXONMOBIL DUVALL VIA SHELL PIPELINE FROM BERRY CENTRAL LEASES.”
B.	SECTION 4:	“INTO CONOCOPHILLIPS COMMON CARRIER PIPELINE LINE 100) FROM FORMAX LEASES.”
***
NOTE: “TOTAL CONTRACT VOLUME ……
LIMITED TO 100% OF THE LEASE PRODUCTION AT BERRY CENTRAL, …”

REQUESTED BY BERRY PETROLEUM (RON CROSS), APPROVED BY ~~~  -   09/24/09.

************

************

EXXONMOBIL RECEIVES (BUYS) :

CRUDE TYPE:	01)	SAN JOAQUIN VALLEY.
	02)	SAN JOAQUIN VALLEY.
	03)	SAN JOAQUIN VALLEY.

	04)	SAN JOAQUIN VALLEY.

VOLUME:	01)	4,900 BARRELS PER DAY
	02)	2,000 BARRELS PER DAY
	03)	3,300 BARRELS PER DAY
	04)	2,000 BARRELS PER DAY

PRICE:	EXXONMOBIL AGREES TO PAY BERRY PETROLEUM CO
	01)	FORMULA NUMBER: 1000245510

PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/ SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL DURING THE DELIVERY MONTH,  ~~~ $~~~ PER NET BARREL DIFFERENTIAL, ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.

DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.
**********
**********
DELIVERY VOLUME/LOCATION: APPROXIMATELY 4.9 KBD INTO EXXONMOBIL SJV PIPELINE VIA EXXONMOBIL DUVALL VIA SHELL PIPELINE FROM BERRY CENTRAL LEASES.
**********
**********

02)		FORMULA NUMBER: 1000245511

PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/ SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL DURING THE DELIVERY MONTH, ~~~ $~~~ PER NET BARREL DIFFERENTIAL, ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.  DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.

**********
**********
DELIVERY VOLUME/LOCATION: APPROXIMATELY 2.0 KBD INTO PLAINS PIPELINE GATHERING LINE FROM ETHEL D.
**********
PLEASE NOTE: INCLUDED IN THE ETHEL D LEASE PROJECTION IS THE BERRY 21Z LEASE WHICH IS TRUCKED INTO THE ETHEL D LEASE ~200 B/D CURRENTLY.
**********
**********

03)		FORMULA NUMBER: 1000245512
PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/ SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL DURING THE DELIVERY MONTH, ~~~ $~~~ PET NET BARREL DIFFERENTIAL.
ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.
DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.

**********
**********
DELIVERY VOLUME/LOCATION: APPROXIMATELY 3.3 KBD INTO PLAINS PIPELINE GATHERING LINE FROM FAIRFIELD LEASES.
**********
**********

04)	FORMULA NUMBER: 1000245513

PRICE FOR CRUDE OIL SHALL BE THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/ SHELL TRADING COMPANY PRICES POSTED FOR MIDWAY SUNSET CRUDE OIL DURING THE DELIVERY MONTH,  ~~~ $~~~ PER NET BARREL DIFFERENTIAL, ADJUSTED FOR ACTUAL GRAVITY DELIVERED BASED ON THE AVERAGE OF CHEVRON/UNOCAL/EXXONMOBIL/SHELL TRADING COMPANY GRAVITY SCALES.

DELIVERIES TO BE DEEMED EQUAL DAILY QUANTITES.
**********
**********
DELIVERY VOLUME/LOCATIONS: APPROXIMATELY 2.0 KBD INTO CONOCOPHILLIPS COMMON CARRIER PIPELINE (LINE 100) FROM FORMAX LEASES.
**********
**********
NOTE:	TOTAL CONTRACT VOLUME IS APPROXIMATELY 12, 200 BARRELS PER DAY — LIMITED TO 100% OF THE LEASE PRODUCTION AT BERRY CENTRAL, ETHEL D, FORMAX, AND FAIRFIELD LEASES.

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
THE FOLLOWING ADDITIONAL PROVISIONS APPLY TO THE ENTIRETY OF THE CONTRACT:
1)

IN THE EVENT THE CRUDE OIL WILL BE EXPORTED FROM THE UNITED STATES, BUYER UNDERTAKES TO DETERMINE ANY EXPORT LICENSE REQUIREMENTS. TO OBTAIN ANY EXPORT LICENSE OR OTHER OFFICIAL AUTHORIZATIOINS, AND TO CARRY OUT ANY CUSTOMS FORMALITIES FOR THE EXPORT OF THE CRUDE OIL.

	2)	MEASUREMENT AND TEST: ALL CALIFORNIA CRUDE OIL PRODUCTION DELIVERED AND RECEIVED BY BOTH PARTIES SHALL NOT EXCEED 3% BS&W.
	3)	THIS CONTRACT IS TO BE CONSIDERED PRIVATE AND CONFIDENTIAL BY BOTH PARTIES. RELEASE OF ANY OF THE TERMS OF THIS CONTRACT REQUIRES PRIOR WRITTEN AGREEMENT BY EXXONMOBIL OIL CORPORATION.
*************
*************
*************

DELIVERY:	01)	WEST COAST PIPELINE CO AT: DUVALL ROAD, CA
	02)	PLAINS MARKETING & AT: ETHEL D, CA

	03)	PLAINS MARKETING & AT: BERRY FAIRFIELD, CA
	04)	CONOCOPHILLIPS COMMON CARRIER AT: FORMAX LEASE, CA

TERMINATION:

INITIAL TERMS BELOW ARE BEING EXTENDED THROUGH NOVEMBER 30, 2010.  NEW PRICING TERMS WILL BE EFFECTIVE DECEMBER 1, 2010 THROUGH NOVEMBER 30, 2011.  FOLLOWING THIS PERIOD, THIS AGREEMENT SHALL CONTINUE THEREAFTER ON A MONTH-TO-MONTH BASIS UNLESS EITHER PARTY SERVES TERMINATION NOTICE OF AT LEAST 90 DAYS.  IF THE AGREEMENT IS TERMINATED OR NEW TERMS ARE NEGOTIATED DURING THE 90-DAY NOTICE PERIOD.  THE TERMINATION OR NEW TERMS WILL BE EFFECTIVE ON THE FIRST OF THE CALENDAR MONTH OCCURRING 90 DAYS AFTER NOTICE IS SERVED.  FOR EXAMPLE, IF EITHER PARTY SERVED NOTICE ON SEPTEMBER 1, 2011, TERMINATION OR ANY NEWLY NEGOTIATED TERMS WOULD TAKE EFFECT ON DECEMBER 1, 2011.  THE EARLIEST THE AGREEMENT MAY BE TERMINATED IS AT THE END OF THE INITIAL TERM UPON SERVING TERMINATION NOTICE ON OR BEFORE SEPTEMBER 1, 2011.

*************
*************
*************
BEGINNING OCTOBER 1, 2009 THRU SEPTEMBER 30, 2010.

FOLLOWING THIS INITIAL PERIOD, THIS AGREEMENT SHALL CONTINUE THEREAFTER ON A MONTH-TO-MONTH BASIS UNLESS CONTRACT IS CANCELLED BY EITHER PARTY WITH A 60-DAY NOTICE OF CANCELLATION.  FIRST NOTICE OF CANCELLATION SHALL NOT BE GIVEN PRIOR TO AUGUST 1, 2010.

OTHER SPECIAL PROVISIONS:

PLEASE REFER TO CONTRACT NUMBER BRRY1403TE ON ALL CORRESPONDENCE INCLUDING STATEMENTS AND WIRE TRANSFERS

GENERAL TERMS:

CONOCO’S GENERAL PROVISIONS FOR DOMESTIC CRUDE OIL AGREEMENTS DATED JANUARY 1, 1993 ARE INCORPORATED HEREIN BY REFERENCE AND MADE PART OF THIS AGREEMENT.  IN THE EVENT OF A CONFLICT BETWEEN THESE GENERAL TERMS AND CONDITIONS AND THE SPECIFIC TERMS AND CONDITIONS OF THE AGREEMENT, THE SPECIFIC TERMS AND CONDITIONS SHALL GOVERN.

PAYMENT TERMS:

IN CONSIDERATION FOR THE MUTUAL EFFICIENCIES ARISING FROM NET SETTLEMENT, UNLESS OTHERWISE SPECIFIED, THE PARTIES WILL USE THE FOLLOWING PROCEDURE, EXCEPT AS TO CONTRACTS FOR THE DELIVERY OF CRUDE OIL AND/OR CONDENSATE DELIVERED BY TANKER(S) AND CONTRACTS SECURED BY PREPAYMENT AND/OR DOCUMENTARY LETTER(S) OF CREDIT, WHICH SHALL BE EXCLUDED FROM THIS CLAUSE AND PAID ACCORDING TO THE PROVISIONS OF THE APPLICABLE CONTRACTS BETWEEN THE PARTIES.  THE PARTIES SHALL

CONTINUE TO ISSUE INVOICES.  IN ACCORDANCE WITH CONTRACT TERMS,  IN THE NORMAL COURSE OF BUSINESS. ON OR BEFORE THE 20TH CALENDAR DAY (OR THE PRECEDING BUSINESS DAY,   IF THE 20TH IS NOT A BUSINESS DAY) OF THE MONTH FOLLOWING THE MONTH DURING WHICH DELIVERIES OCCUR PURSUANT TO TERMS OF CONTRACTS BETWEEN THE PARTIES, THE PARTIES WILL COMMUNICATE AND CONFIRM THE INVOICED AMOUNTS TO BE INCLUDED IN THE NET PAYMENT (OR NET SETTLEMENT) OF ACCOUNTS.  ANY REMAINING BALANCE SHALL BE PAID BY THE PARTY OWING SUCH AMOUNT TO THE OTHER PARTY ON THE DATE THE GROSS AMOUNTS ARE DUE PER THE CONTRACTS.

TITLE TRANSFER:

BY TRANSFER FROM DELIVERING PARTY’S TO RECEIVING PARTY’S ACCOUNT AT THE LOCATION(S) DESCRIBED HEREIN, AT WHICH POINT(S) TITLE SHALL PASS AS EVIDENCED BY RUN TICKETS/ALLOCATION STATEMENTS ISSUED BY THE CARRIER(S) INVOLVED.

FINAL AGREEMENT:

THIS CONTRACT, INCLUDING THE ABOVE REFERENCED GENERAL TERMS COMPRISES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND MERGES AND SUPERSEDES ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS BETWEEN THE PARTIES HERETO COVERING THE SUBJECT MATTER HEREOF.

ASSIGNMENT CLAUSE:

NEITHER PARTY SHALL ASSIGN THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER.  NOTWITHSTANDING THE FOREGOING, EXXONMOBIL OIL CORPORATION SHALL HAVE THE RIGHT TO ASSIGN THIS AGREEMENT TO AN AFFILIATE WITHOUT WRITTEN CONSENT, BY PROVIDING WRITTEN NOTICE TO THE OTHER PARTY.

DOCUMENTATION INSTRUCTIONS:

THIS DOCUMENT EVIDENCES OUR UNDERSTANDING OF THE ENTIRE AGREEMENT AND SHALL CONSTITUTE THE FORMAL CONTRACT. PLEASE CONFIRM BY IMMEDIATE FAX TO THE EXXONMOBIL CONTRACT ADMINISTRATOR THAT THE ABOVE IS IN ACCORDANCE WITH YOUR UNDERSTANDING.  ABSENT WRITTEN NOTICE OF OBJECTION, WE ASSUME YOUR AGREEMENT TO THESE TERMS AND CONDITIONS.  YOUR RESPONSE SHOULD REFLECT THE APPROPRIATE PARTY IN YOUR ORGANIZATION WHO HAS THE AUTHORITY TO ENTER INTO THIS AGREEMENT.

***

INVOICES TO EXXONMOBIL SHOULD BE MAILED OR FAXED AS FOLLOWS:

EXXONMOBIL OIL CORPORATION

~~~

* * *

EXXONMOBIL CONTRACT ADMINISTRATOR:  ~~~

EXCEPT AS NOTED ABOVE, ALL OTHER PROVISIONS FOR THE AGREEMENT REMAIN UNCHANGED.  PLEASE ACKNOWLEDGE RECEIPT OF THIS CONFIRMATION BY RETURN FAX TO ~~~.  ABSENT WRITTEN

NOTICE OF OBJECTION, WE ASSUME YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS.

SIGNATURE: ~~~	DATE: 10/05/2010